Exhibit 99.2

STOCK VALUE AGREEMENT

Private Transaction

THIS STOCK VALUE AGREEMENT (this “Agreement”), dated September 27, 2011 by and between: (i) Mr. Ronald Kirk Huntsman, a resident of Texas (herein referred to as “Mr. Huntsman”), and (ii) Team Sports Superstore, Inc., a California Corporation (“Team Sports”). Mr. Huntsman, Team Sports and the stockholders of Team Sports hereto are referred to collectively as the (“Parties”).

WHEREAS, on the terms and conditions hereinafter provided, Mr. Huntsman desires to induce Team Sports to transfer its ownership to Reshoot Production Company, a Nevada corporation, trading on the OTC-BB in exchange for 29,000,000 restricted control block shares in Reshoot Production Company. Mr. Huntsman believes this will increase the value of shares for all shareholders. The Parties recognize that the transfer of business operations cannot take place until Team Sports prepares audited financials performed by a PCOAB auditing firm;

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, it is hereby agreed as follows:

ARTICLE I

REPRESENTATIONS, COVENANTS, AND

WARRANTIES OF MR. HUNTSMAN

As an inducement to, and to obtain the reliance of Team Sports, Mr. Huntsman, represents and warrants as follows:

1.1 Individual. Mr. Huntsman is an individual and resident of Texas, who purchased the control block of restricted shares of Reshoot Production Company. He has the capacity to enter into this Agreement.

1.2 Due Authorization. Mr. Huntsman has taken, or will have taken prior to Closing (as defined below), all actions required by law, to authorize the execution and delivery of this Agreement. No authorization, approval, consent, or order of, or registration, with, any court or other governmental body is required in connection with the execution and delivery by Mr. Huntsman of this Agreement and consummation by Mr. Huntsman of the transactions contemplated by this Agreement.

1.3 Consents. Mr. Huntsman is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind which would prevent Mr. Huntsman from performing the terms of this Agreement or any of the transactions contemplated hereby without the consent of any third party, or which would require the consent of any third party for the consummation of this Agreement or any of the transactions contemplated hereby, or which would result in any penalty, forfeiture or other termination as a result of such consummation.

1.4 Binding Obligation. When executed by Mr. Huntsman, this Agreement and all exhibits hereto and the representations and warranties contained herein and therein will constitute a valid and binding obligation of Mr. Huntsman enforceable in accordance with their respective terms.

1.5 Compliance With Laws and Regulations. Mr. Huntsman has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Mr. Huntsman or except to the extent that noncompliance would not result in the occurrence of any material liability for Mr. Huntsman.

1.6 Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened or reasonably anticipated against or affecting Mr. Huntsman or any of its assets or business or this Agreement or any exhibit hereto, at law or in equity, by or before any court, arbitrator or governmental authority, domestic or foreign.

1.7 No Bankruptcy. There has not been filed any petition or application, nor any proceeding commenced by or against Mr. Huntsman with respect to any assets of Mr. Huntsman under any law, domestic or foreign, relating to bankruptcy, reorganization, fraudulent transfer, compromise, arrangements, insolvency, readjustment of debt or creditors' rights, and no assignment has been made by Mr. Huntsman for the benefit of creditors generally.

1.8 Guarantees. Mr. Huntsman does not have any outstanding contracts or commitments guaranteeing (or indemnifying or making contribution to others for breaches in connection with) the payment or collection or the performance of the obligations of others, and none of them has entered into any deficiency agreements, or issued any comfort letters, or otherwise granted any material financial assistance to any person, firm, Mr. Huntsman or other entity.

1.09 Exchange of Shares Exempt from Registration. The exchange of the Shares to the Team Sports Stockholders is exempt from registration under United States federal and state securities laws and regulations, as this is considered a private transaction.

1.10 Reliance. All representations and warranties of Mr. Huntsman contained herein, shall be deemed to have been relied upon by Team Sports notwithstanding any investigation heretofore or hereafter made by Team Sports or by their counsel or by any other representative of Team Sports and shall survive the date hereof and continue in full force and effect for the benefit of Team Sports for an unlimited duration in case of fraud, gross negligence, material willful concealment or until the limitation period under any applicable tax statute has expired or, in all other cases, until the second anniversary of the date hereof.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF TEAM SPORTS SUPERSTORE, INC.

As an inducement to, and to obtain the reliance of Mr. Huntsman, Team Sports represents and warrants, with respect to itself as follows:

2.1 Organization. (a) Team Sports Superstore, Inc. is a company duly organized and validly existing under the laws of California and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business. Team Sports has 38,000,000 shares issued and outstanding held by one shareholder as August 31, 2011. Team Sports is in the process of conducting a private offering to raise $200,000. When this private offering is completed, an additional 2,000,000 shares will be issued and outstanding. Team Sports is a private company not reporting its financials to the U.S. Securities & Exchange Commission.

2.2 Due Authorization. Team Sports has taken, or will have taken prior to Closing (as defined below), all actions required by law, its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement. No authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Team Sports of this Agreement and consummation by Team Sports of the transactions contemplated by this Agreement.

2.3 Absence of Violation. The execution and delivery of this Agreement, and all exhibits hereto does not and the consummation of the transactions contemplated hereby and thereby will not (a) conflict with, violate, result in a breach of or constitute a default under any provision of the articles of incorporation (as amended) or bylaws or other organizational documents of Team Sports; (b) violate, conflict with or result in the breach or termination of or modification, or otherwise give any other contracting party the right to terminate or modify, or constitute a default, with or without notice, the lapse of time or both, or cause the acceleration of any obligation, under the terms of any contract to which Team Sports is a party; (c) result in the creation of any lien, charge or encumbrance upon the properties or other assets of Team Sports ; or (d) conflict with, violate, result in a breach of or constitute a default under any judgment, order, injunction, decree or award against, or binding upon, Team Sports or upon any of its properties or assets.

2.4 Consents. Team Sports is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind which would prevent Team Sports from performing the terms of this Agreement or any of the transactions contemplated hereby without the consent of any third party, or which would require the consent of any third party for the consummation of this Agreement or any of the transactions contemplated hereby, or which would result in any penalty, forfeiture or other termination as a result of such consummation.

2.5 Binding Obligation. When executed by Team Sports, this Agreement, and all exhibits hereto and the representations and warranties contained herein and therein will constitute a valid and binding obligation of Team Sports enforceable in accordance with their respective terms.

2.6 Capitalization and Outstanding Shares. Team Sports has 38,000,000 shares issued and outstanding held by one shareholder as August 31, 2011. Such share capital ownership is valid, fully paid and non-assessable. Team Sports is in the process of conducting a private offering to raise $200,000. When this private offering is completed, an additional 2,000,000 shares will be issued and outstanding.

2.7              Ownership of Team Sports Shares. Team Sports Stockholders hereby represent and warrant that the Team Sports’ shares issued and outstanding are free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever (including but not limited to any marital or community property interest).

2.8 Options or Warrants or Subscriptions. There are no existing options, warrants, calls, subscriptions or commitments of any character relating to the authorized and un-issued share capital of Mr. Huntsman, including, but not limited to the common stock of Mr. Huntsman.

2.9 Compliance With Laws and Regulations. Team Sports have complied with all applicable statutes and regulations of California, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Team Sports or except to the extent that noncompliance would not result in the occurrence of any material liability for Team Sports.

2.10 Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened or reasonably anticipated against or affecting Team Sports or any of their assets or business or this Agreement or any exhibit hereto, at law or in equity, by or before any court, arbitrator or governmental authority, domestic or foreign.

2.11 No Bankruptcy. There has not been filed any petition or application, nor any proceeding commenced by or against Team Sports with respect to any assets of Team Sports under any law, domestic or foreign, relating to bankruptcy, reorganization, fraudulent transfer, compromise, arrangements, insolvency, readjustment of debt or creditors' rights, and no assignment has been made by Team Sports for the benefit of creditors generally.

2.12 Option Plans. There is no share option plan or similar plan to acquire any additional shares or units or other equity interests, as the case may be, of Team Sports or securities convertible or exercisable into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares or units or equity interests, as the case may be.

2.13 Financial Statements. As a condition of the Share Exchange, Team Sports is required to provide Reshoot Production Company audited financial statements that reflect: (a) the assets of Team Sports (cash and in kind); and (b) all outstanding obligations of Team Sports whatsoever. Team Sports shall provide the audited financial statements prepared by a PCOAB auditing firm before the share exchange can be consummated.

2.14 Tax Returns. All required tax returns and information returns and reports of or relating to any tax and the information and data contained therein have been properly and accurately compiled and completed in all material respects, and filed in a timely manner with the appropriate taxation authority for Team Sports.

2.15 Guarantees. Team Sports does not have any outstanding contracts or commitments guaranteeing (or indemnifying or making contribution to others for breaches in connection with) the payment or collection or the performance of the obligations of others, and has not entered into any deficiency agreements, or issued any comfort letters, or otherwise granted any material financial assistance to any person, firm, Mr. Huntsman or other entity.

2.16          No Non-Competition Agreement. There is no restriction agreement nor any non-solicitation or non-competition agreement or other agreement restricting in any way the carrying on of the business of Team Sports binding upon Team Sports.

2.17          Real Property. Team Sports does not own any real or otherwise immovable property.

2.18 Intellectual Property. Team Sports has not and is not violating any patents, material trade marks, trade names, copyrights, service marks and other industrial and intellectual property.

2.19 No Materially Adverse Undisclosed Facts. There is no fact known to the management of Team Sports which has not previously been disclosed in writing to Mr. Huntsman which may materially adversely affect Team Sports or its respective assets, properties, business, prospects, operation or condition (financial or otherwise), or which should be disclosed to Mr. Huntsman in order to make any of the warranties and representations herein true and not misleading and no state of facts is known (or with reasonable diligence would be known) to the management of Team Sports, which would operate to prevent Team Sports from continuing to carry on its business in the manner in which carried on at the date hereof.

2.20 Reliance. All representations and warranties of the Team Sports contained herein, shall be deemed to have been relied upon by Mr. Huntsman notwithstanding any investigation heretofore or hereafter made by Mr. Huntsman or by their counsel or by any other representative of Team Sports and shall survive the date hereof and continue in full force and effect for the benefit of Mr. Huntsman for an unlimited duration in case of fraud, gross negligence, material willful concealment or until the limitation period under any applicable tax statute has expired or, in all other cases, until the second anniversary of the date hereof.

2.21 Absence of Certain Changes or Events. Except in order to fulfill the obligations created by this Agreement and to complete the transactions contemplated herein, from the date of this Agreement until the completion of the Closing (as described below) the Team Sports will: (a) not incur any liability or obligation whatsoever, secured or unsecured, direct or indirect, other than in the ordinary and usual course of its business; (b) not enter into any contracts or agreements whatsoever, other than in the ordinary and usual conduct and course of its business; (c) not change any of its accounting methods, principles, practices or policies; (d) not cease to operate its properties and to carry on its business as heretofore carried on, nor fail to maintain all of its properties, rights and assets consistently with past practices; (e) not sell or otherwise in any way alienate or dispose of any of its assets other than in the ordinary course of business and in a manner consistent with past practices; (f) not modify its articles of incorporation, bylaws or capital structure; (g) not make any modification to its authorized or issued shares, nor redeem, retire, repurchase or otherwise acquire, nor issue, sell or otherwise dispose of, shares of its capital stock other equity interests or warrants, bonds or rights in its own capital, (h) not make any distribution, by way of dividend or otherwise, to any of its shareholders or to any affiliate or associate thereof, or reserve or declare any dividend; (i) not make any material change in the form of compensation or remuneration payable or to become payable to any of its shareholders, directors, officers, employees or agents nor in the rate thereof; (j) other than the ordinary course of business, not grant to any customer any special allowance or discount, or change its pricing, credit or payment policies; (k) not make any loan or advance, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of any person; (l) not permit, cause or suffer any extraordinary losses not covered by insurance; (m) not remove any director or auditor or terminate any officer or have any of the foregoing resign; (n) not purchase or otherwise acquire any shares or other equity interest, as the case may be, in any person. Mr. Huntsman further represents that (o) it is not currently facing any action or suit, proceeding, inquiry, or any threat thereof, against or affecting Mr. Huntsman at law or in equity or before or by any foreign, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which may in any way materially and adversely affect Mr. Huntsman; (p) except as described in Team Sports’s financial statements, there have not been any transactions, agreements, arrangements or payments (including, without limitation, salaries, bonuses, royalties or fees) relating to or affecting Mr. Huntsman or its business: (i) involving any related entity of Mr. Huntsman, (ii) involving any current or former director, officer, shareholder of Mr. Huntsman, or (iii) involving any member of the immediate family of any individual described in clause (ii) above, (iv) involving any other person not acting at arm’s length with Mr. Huntsman or (v) not otherwise at arm’s length.

ARTICLE III

THE CLOSING

3.1 The Exchange. Mr. Huntsman has agreed to assign, transfer, and deliver to the shareholders of Team Sports, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, 29,000,000 restricted shares of stock of Reshoot Production Company constituting approximately 72% of the issued and outstanding common shares of Reshoot Production Company in exchange for Team Sports commitment to fold its business into Reshoot Production Company upon the completion of audited financials by a PCOAB auditor in conformance the Securities Act. For this reason, in this Stock Value Agreement, Team Sports has committed to move its business operations into Reshoot Production Company upon providing audited financials. The Parties have entered into a separate agreement that for the additional consideration of one dollar Reshoot Production Company can purchase Team Sports upon completion of the audited financials.

3.2 Closing. The closing (“Closing”) of the transactions contemplated by this Agreement shall take place upon the transfer to Mr. Huntsman stock to the shareholder of Team Sports on a pro-rata basis. (“Closing Date”).

3.3 Conditions Precedent to Closing.

The conditions precedent to the obligations set forth in this Agreement include:

(a) a complete and satisfactory due diligence review of the officers, books, records, business and affairs of Team Sports by Mr. Huntsman;

(b) Mr. Bill Sigler, the CEO/President of Team Sports agrees to become the CEO/President of Reshoot Production Company;

(c) David Connelly, the CFO of Team Sports agrees to become the CFO of Reshoot Production Company;

(d) the Bill Sigler, the CEO/President and majority shareholder of Team Sports Superstore, Inc. agrees to sell Team Sports Superstore to Reshoot Production Company, for the consideration of one dollar upon completion of the audited financials;

(e) Team Sports Superstore, Inc. agrees to begin the process to have its financials audited by a PCOAB auditor;

(f) any other conditions precedent set forth in Articles V and VI of this Agreement.”

3.4 Appropriate Approval. All of the items set forth in Section 3.3 of this Agreement and all of the transactions contemplated hereunder, shall have been properly authorized and approved by the majority stockholders of Team Sports Superstore, Inc.

3.5 Closing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and/or deliver, as applicable, or shall ensure to be executed, acknowledged, and delivered, as applicable, the following:

(a) In the case of Mr. Huntsman: share certificates evidencing the ownership by the Reshoot Production restricted shares to be transferred in this private transaction.

(b) In the case of Team Sports, letters of acceptance that Bill Sigler and David Connelly agree to serve as director(s) and officer(s) of Reshoot Production Company; execution of this agreement; and execution of a sale agreement whereby Reshoot Production Company can purchase Team Sports for one dollar upon completion of audited financials.

ARTICLE IV

SPECIAL REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF TEAM SPORTS WITH RESPECT TO THE SUBSCRIPTION OF THE ISSUED SHARES

The restricted Shares transferred to the Team Sports Stockholders only for the respective accounts of the Team Sports Stockholders, in this private transaction are exempt from the registration requirements of the U.S. federal and state securities laws and regulations. Each certificate representing the transferred Shares and delivered at the Closing will have typed or printed thereon a restricted legend which will read substantially as follows:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, but have been acquired by the registered owner hereof for the purpose of investment and in reliance upon the statutory exemptions contained in the Securities Act and similar provisions of any applicable state securities laws. The shares may not be sold, pledged, transferred or assigned except in accordance with tHE SECURITIES ACT and all other applicable state securities laws.”

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF MR. HUNTSMAN

In addition to the conditions precedent set forth in Section 3.3 to this Agreement, the obligations of Mr. Huntsman under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

5.1 Accuracy of Representations. The representations and warranties made by Mr. Huntsman in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Mr. Huntsman shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

5.2 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the conditions of this Agreement nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse event.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF TEAM SPORTS

In addition to the conditions precedent set forth in Section 3.3 to this Agreement, The obligations of Team Sports under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

6.1 Accuracy of Representations. The representations and warranties made by Team Sports in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Team Sports shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Team Sports prior to or at the Closing.

6.2 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of Team Sports nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Team Sports.

6.3              Discharge of Existing Liabilities. Team Sports shall discharge or properly disclose all the existing liabilities before or simultaneously with the Closing Date.

6.4 SEC Documents; Financial Statements. Team Sports agrees to file all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, all filings required pursuant to Sections 13(a) and 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Team Sports was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension, upon becoming a fully reporting company. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated there under, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Team Sports is a party or to which the property or assets of the Team Sports are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Team Sports included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved United States of America Generally Accepted Accounting Principles ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Team Sports and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

ARTICLE VII

PENALITIES

7.1 Penalty Provision. In the event the audit is not completed by the end of the first quarter of 2012, the CEO/President and majority shareholder of Team Sports will be penalized one million shares in this Stock Value Agreement. In order words, if the CEO/President and majority shareholder is entitled to receive 29,000,000 restricted common shares from Mr. Huntsman, if the audited financials are not completed by March 31, 2012, he will need to return 1,000,000 restricted shares to Mr. Huntsman. Every subsequent quarter where the audit financials are not completed for Team Sports, an additional 1,000,000 common share penalty will apply, whereby these shares will be returned to Mr. Huntsman.

ARTICLE VIII

MISCELLANEOUS

8.1 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws the State of Nevada without regard to its conflicts of laws principles.

8.2 Resolution of Disputes.

(a)                Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall first be resolved through friendly consultation, if possible. Such consultation shall begin immediately after one party has delivered to the other party a written request for such consultation (the “Consultation Date”). If the dispute cannot be resolved within 30 days following the Consultation Date, the dispute shall be submitted to arbitration upon the request of either party, with written notice to the other party.

(b)               Arbitration. The arbitration shall be conducted by a tribunal (the “Tribunal”) in Clark County, Nevada under the auspices of the American Arbitration Association (“AAA”) in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the AAA. There shall be three arbitrators - one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator. All arbitration proceedings shall be conducted in English. Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties; either party may apply to any court of competent jurisdiction in the State of New York for enforcement of any award granted by the Tribunal.

(c)                During the period when a dispute is being resolved, except for the matter being disputed, the parties shall in all other respects continue to abide by the terms of this Agreement.

8.3 Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

(a)                If to Mr. Huntsman, addressed as follows:

Mr. Ronald Kirk Huntsman

514 Country Lane

Coppell, TX 75019

(b)               If to Team Sports Superstore, Inc., addressed as follows:

Attn: Mr. Bill Sigler, CEO/President

Team Sports Superstore, Inc.

1765 Oak Street

Torrance, CA 90501

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

8.4 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

8.5 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter thereof.

8.6 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of three months. All rights and obligations under this entire Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators and assigns of the parties. Except as expressly amended hereby, the Share Exchange Agreement shall continue in full force and effect in accordance with the provisions thereof and the Share Exchange Agreement is in all respects hereby ratified, confirmed and preserved. This Amendment and all its provisions shall be deemed a part of the Share Exchange Agreement in the manner and to the extent herein provided.

8.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

8.8 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same of any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

8.9 Indemnification. Team Sports and Mr. Huntsman hereby agree to indemnify and hold harmless respectively Mr. Huntsman, Team Sports and all of Mr. Huntsman’s or Team Sports’s officers, directors, stockholders, employees and agents against any and all expenses, liabilities, costs and damages (other than costs and expenses directly incurred by Mr. Huntsman and the officers, directors, stockholders, employees and agents of Mr. Huntsman or Team Sports in the process of their due diligence investigation), including, but not limited to all expense of defense and investigation relating thereto, of any and every nature and description, however incurred, arising out of any wrongful or negligent act or omission by Team Sports or by Mr. Huntsman, or any designee of Team Sports or Mr. Huntsman related to this Agreement, and the transactions described herein, including but not limited to the share exchange transaction described in Section 3.1 above, and any agreement or proceeding related to any of them.

8.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each party hereto as of the date first above written.

MR. RONALD KIRK HUNTSMAN

By: /s/ Ronald Kirk Huntsman

Name: Mr. Ronald Kirk Huntsman

Title: Shareholder

Team Sports SUPERSTORE, INC.

By: /s/ Bill Sigler

Name: Bill Sigler

Title: CEO/President